FORM N-CSR

  CERTIFIED SHAREHOLDERS REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




Investment Company Act file number                   811-10493

Exact Name of registrant as specified in charter     NorthQuest Capital
                                                     Fund, Inc.

Address of principal executive offices               16 Rimwood Lane
                                                     Colts Neck, NJ 07722

Name and address of agent for service                Peter J. Lencki
                                                     16 Rimwood Lane
                                                     Colts Neck, NJ 07722

Registrants telephone number, including area code    732-892-1057

Date of fiscal year end:                             12/31/02

Date of reporting period:                            12/31/02




































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Item 1. Report to Shareholders.


                         NORTHQUEST CAPITAL FUND, INC.

                                 ANNUAL REPORT

                               DECEMBER 31, 2002











                         NorthQuest Capital Fund, Inc.
                                16 Rimwood Lane
                             Colts Neck, NJ  07722
                                 1-800-698-5261





































                                     - ii -




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                         NORTHQUEST CAPITAL FUND, INC.


To the Shareholders of NorthQuest Capital Fund, Inc.:

   Our Fund began the year (effective date 01/15/02) at a price of $10.00 and ended 2002 at $9.19. The Fund's total return before taxes for this period was (- 8.1%). The following table, from the "Wall Street Journal" dated 01/02/03, may be helpful in comparing the Fund's performance with other indexes.

                                  Total Return
             Index                                          Year-To-Date
             -----                                          ------------
             DJIA                                           (- 15.01 % )
             S&P 500                                        (- 22.10 % )

   The threat of war, a slow economic recovery, and a decline in consumer and investor confidence did not alter the Fund's investment strategy. NorthQuest remained focused on the fundamentals of individual companies and not the daily fluctuations of stock market indices. The Fund continued to do the following:

   1.   Build a concentrated portfolio of quality companies.
   2.   Study those companies that are in viable businesses.
   3. Purchase shares of undervalued U.S. public corporations that are in good businesses, which are consistently growing their sales and profits.
   4. Invest in common stock securities for the long-term and not trade or speculate for short-term gains.
   5.   Conduct investment transactions in a cost and tax efficient manner.

   The Fund's negative return in 2002 should not be looked upon as a major set back or a reason to stop investing. Tough economic times are a necessary part of capitalism especially after a decade of strong corporate growth, technologi-cal advances, explosive growth in state and federal budgets, and record levels of debt. Excesses build up after time and must be purged. Individuals, busin-esses and governments must adjust their buying and spending habits. Corpora-tions and governmental agencies are forced to restructure by reducing the num-ber of employees in their organizations, cutting other costs, and selling off non-productive assets. Ironically, we should welcome these economic downturns because they offer an opportunity to accumulate more Fund shares at lower prices.

   Common stock securities have averaged a total return of over 9% (before in-flation and taxes) since 1920, according to "Value Line Publishing, Inc.". During this period, America suffered through several recessions, one depression, political and corporate scandals, assassinations, many wars, and periods of high inflation. But the U.S. economy, which is supported by capital invested by disciplined common stock investors, continued to innovate, grow and become the leader in the global economy. Those individuals who put their money in bonds and short-term cash investments did not keep up with inflation, which averaged 3% annually for the past 81 years. In fact, your money was more at risk by not being invested in U.S. issuers of stock. I still believe that any individual can amass a personal fortune over time by patiently investing surplus money on a regular basis into a mutual fund portfolio of American growth companies. Neither, a college education or a large sum of money, is required to become a successful common stock investor.

   You will find enclosed information and commentary about the Fund's holdings, year-end financial statements, and a Independent Auditor's Report. Also, in-
                                     - 1 -




(page)


cluded a separate statement per shareholder, which shows your account transac-tions in 2002. Please do not hesitate to call or write me any comments or questions thay you may have about this report. Thank you again for your trust, confidence, and investments!

Sincerely,

/s/ Peter J. Lencki
    President

















































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NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio



Security                     Stock Symbol
--------                     ------------


Berkshire Hathaway              BRKB
Bershire is a conglomerate that owns many different types of businesses such as See's Candies, Dexter Shoe Company, Nebraska Furniture Mart, R.C. Willey Home Furnishings, Flight Safety International, Inc. (provides training to operators of ships and aircraft), Geico Corporation (auto insurer) and many other compan-ies. BRKB has approximately $36.5 billion in bonds, $5 billion in cash, and $28 billion in common stock securities. Berkshire is a core holding in the Fund because it consistently out performs the S&P 500 and its chief executive offi-cer, Warren Buffet, is an expert in buying good businesses.


ChoicePoint                      CPS
CPS collects risk management/anti-fraud information on individuals and provides this data to government agencies and businesses. Low debt, new products ser-vices, and the efficient use of technology, have enabled ChoicePoint to consis-tently increase profits on an annual basis. This is a core holding in the Fund's investment portfolio.


Cisco Systems                   CSCO
Cisco produces and supplies computer networking equipment, which connects many local computer networks into one computer system network via the internet. The company has nearly $21 billion in cash and investments. Throughout 2002, CSCO gained market share, made acquisitions, and invested in research for new pro-ducts.


Diebold Inc.                     DBD
DBD produces, sells and services ATM machines, point of sale systems (e.g.; cash registers with inventory control), vaults and alarm systems. Recently, Diebold entered the electronic voting machine market. Low debt, and return on share-holder equity above 15% make this an attractive holding.


Donaldson Co.                    DCI
Donaldson manufactures filters for large trucks, computer drives, factories, and industrial gas turbines. This company has a strong balance sheet and is always finding ways to reduce costs.


EMC Corp.                        EMC
EMC is a leader in designing, manufacturing, and servicing storage data software and hardware for large computer systems. This industry has suffered over the past two years because many companies lack the earnings to invest into storage technology. EMC is focusing more on the software side of the business, which is more profitable. Earnings should return in the second half of 2003.
                                     - 3 -




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NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio (Continued)


Security                     Stock Symbol
--------                     ------------

General Electric                  GE
GE is a large conglomerate that has businesses in many industries, some of these include; home appliances, aircraft engines, lighting products, insurance, leasing, plastics, TV and radio broadcasting, medical equipment products, and turbine-generators for power utility companies. Sales have slowed in several
GE divisions. Unfortunately, General Electric's leasing, commercial lending, and insurance businesses have been hit with big losses. But GE is cutting costs and streamlining operations. The Fund will not purchase additional shares of General Electric until earnings begin growing sequentially on an annual basis.

Hershey Foods                     HSY
Hershey produces chocolate and non-chocolate sweets under the following names; Hershey, Reese's, Kit Kat, Milk Duds, Cadbury, Taste Tations, Jolly Rancher, and Good 'n' Plenty. Sales in 2002 were flat but profit margins have been increas-ing due to cost cutting and better distribution of products to customers.

MBNA Corp.                        KRB
MBNA offers credit to consumers by issuing bank and affinity credit cards in the U.S., Europe, and Canada. Loan defaults by individuals have not been a problem for MBNA, unlike their competitors, because credit is only offered to customers who have high incomes, own real estate and pay their bills promptly. This is another core holding in the Fund.

McGraw-Hill                       MHP
MHP publishes text books for schools and provides professional information through its magazines; Business Week, Platts, and Aviation Week. MHP also furnishes financial data and services through its Standard and Poors division. McGraw-Hill continues to expand profit margins and limit capital spending. This company is a core holding and is high on the Fund's buy list.

Morgan Stanley                    MWD
MWD is an international financial institution, which offers brokerage, asset management, investment banking, and credit services to individuals, businesses and governments. This past year was tough on MWD. News reports featuring sev-eral U.S. corporate accounting scandals and N.Y. state attorney general invest-igations into past equity recommendations, made by high profile Wall Street an-alysts, resulted in less trading by speculators and less investing by individual investors. In addition, the decline in corporate mergers and acquisitions forced Morgan Stanley to cut costs and personnel. The Fund will wait for more signs of revenue improvement before investing more capital into this common stock security.

New Jersey Resources              NJR
NJR is a holding company that owns businesses that sell natural gas and other energy utility services to customers in parts of New Jersey and 16 other states. NJ Resources is a core holding and also pays a dividend close to 4%.

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NORTHQUEST CAPITAL FUND, INC.
General Corporate Information and Update on Companies in Fund's Investment Portfolio (Continued)



Security                     Symbol
--------                     ------

Pfizer, Inc.                  PFE
PFE is a pharmaceutical company that is in the process of buying a competitor, Pharmacia Corp., for about $60 billion. Combined, these companies will have annual sales of approximately $47 billion and will save in costs an average of $2 billion annually over the next three years. Pfizer will have many new drugs coming to market through the year 2010. PFE is currently undervalued and is high on the Fund's buy list.

Sealed Air                    SEE
SEE is a manufacturer of protective packaging products such as bubble wrap, foam protectors and food packaging materials. Recently, Sealed Air settled an asbestos lawsuit, which distracted management for most 0f 2002. The Fund will purchase additional shares of SEE on price weakness.

Stryker Corp.                 SYK
SYK designs, manufactures and markets medical devices (power instruments used in surgery), equipment (stretchers and maternity beds), and orthopaedic implants (hip, knee, and spinal). Stryker has strong management, low debt, good profit margins and growing sales. This is a core holding in the Fund's investment portfolio.

Symantec Corp.                SYMC
SYMC is a software company that develops, markets, and supports computer pro-grams that protect personal computers of individuals (Norton products) and bus-inesses (commercial contracts) from computer viruses and other types of security breaches. The company was a strong performer in 2002 and its current share price reflects this strength.

Technitrol, Inc.              TNL
TNL designs, manufactures and markets electrical contacts and other electrical components, which are used in consumer electronics, military/aerospace naviga-tion and weapon guidance systems, automobiles, and other power equipment de-vices. The slowdown in computer sales and telecommunications equipment impacted TNL negatively in 2002. The company lost money this past year but it closed plants, reduced personnel, and eliminated its dividend. The balance sheet is strong and the Fund believes that as the world economy recovers, so will Technitrol. The Fund will wait for the resumption and sustainment of earnings, before adding to this position.

Washington Mutual             WM
Wm is the largest savings bank in the U.S., which offers consumer and commercial lending, insurance, brokerage, and asset management services. WM management has a reputation of being known as low cost operators. The Fund will be increasing its position in this common stock security during periods of price weakness.

(page)
                         NORTHQUEST CAPITAL FUND, INC,
                         -----------------------------
                            Schedule of Investments
                            -----------------------
                               December 31, 2002
                               -----------------                     Fair
COMMON STOCKS - 56.55%                  Shares         Cost         Value
----------------------                  ------         ----         -----

Computer hardware & software - 4.90%
------------------------------------

Cisco Systems *                          1,300   $    19,625   $    17,030
EMC Corp. *                              1,600        17,280         9,824
Symantec Corp. *                         1,000        38,022        40,510
                                                    ---------     ---------
                                                      74,927        67,364
                                                    ---------     ---------
Electrical Products/Equipment - 3.18%
-------------------------------------

General Electric Corp.                   1,000        35,693        24,350
Technitrol Inc. *                        1,200        28,284        19,368
                                                    ---------     ---------
                                                      63,977        43,718
                                                    ---------     ---------
Food Industry - 3.93%
---------------------

Hershey Foods                              800        55,426        53,952
                                                    ---------     ---------

Industrials - 7.20%
-------------------

Diebold Inc.                               800        30,955        32,976
Donaldson Co.                              900        35,487        32,400
Sealed Air *                               900        39,558        33,570
                                                    ---------     ---------
                                                     106,000        98,946
                                                    ---------     ---------
Insurance & Financial Services - 17.14%
---------------------------------------

ChoicePoint Inc. *                       1,599        70,189        63,145
MBNA Corp.                               1,050        23,804        19,971
Morgan Stanley                           2,000       105,904        79,840
Washington Mutual                        2,100        75,050        72,513
                                                    ---------     ---------
                                                     274,947       235,469
                                                    ---------     ---------
Medical & Drug Industry - 6.80%
-------------------------------

Pfizer Inc. *                            1,300        46,721        39,741
Styker Corp.                               800        42,091        53,696
                                                    ---------     ---------
                                                      88,812        93,437
                                                    ---------     ---------
   The accompanying notes are an integral part of these financial statements.

(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Schedule of Investments (Continued)
                      -----------------------------------
                               December 31, 2002
                               -----------------

                                                                     Fair
                                        Shares         Cost         Value
                                        ------         ----         -----
Miscellaneous - 9.00%
---------------------

Berkshire Hathaway, Class B *               38   $    89,457   $    92,074
New Jersey Resources                     1,000        29,738        31,590
                                                    ---------     ---------
                                                     119,195       123,664
                                                    ---------     ---------

Publishers - 4.40%
------------------

McGraw-Hill                              1,000        65,336        60,440
                                                    ---------     ---------

TOTAL COMMON STOCKS                                  848,620       776,990
                                                    ---------     ---------

SHORT-TERM INVESTMENTS - 32.10%
-------------------------------

Charles Schwab Money Market Fund       409,321       409,321       409,321
Federated Prime Cash Series             31,751        31,751        31,751
                                                   ----------    ----------

TOTAL SHORT-TERM INVESTMENTS                         441,072       441,072
                                                   ----------    ----------

TOTAL INVESTMENTS                                $ 1,289,692     1,218,062
                                                   ==========

OTHER ASSETS AND LIABILITIES - 11.35%                              155,918
                                                                 ----------

NET ASSETS - 100.00%                                           $ 1,373,980
                                                                ===========

* Non-income producing during the year.










  The accompanying notes are an integral part of these financial statements.

(page)


                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                      Statement of Assets and Liabilities
                      -----------------------------------
                               December 31, 2002
                               -----------------


Assets

Investments in securities at fair value (cost $1,289,692)         $ 1,218,062
Cash                                                                  155,866
Dividends and interest receivable                                         905
                                                                   -----------

          Total Assets                                              1,374,833
                                                                   -----------


Liabilities

Accrued expenses                                                          853
                                                                   -----------

Net Assets                                                        $ 1,373,980
                                                                   ===========

Composition of Net Assets:
  Common stock, at .001 par value                                 $       150
  Paid in capital                                                   1,445,460
  Net unrealized depreciation of securities                        (   71,630)
                                                                   -----------

Net assets (equivalent to $9.19 per share based on
149,556 shares outstanding) (Note 4)                              $ 1,373,980
                                                                   ===========




















   The accompanying notes are an integral part of these financial statements.

(page)
                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                            Statement of Operations
                            -----------------------
  For the period from January 15, 2002 (commencement of investment operations)
  ----------------------------------------------------------------------------
                              to December 31, 2002
                              --------------------

Investment Income

Interest                                                      $   2,950
Dividends                                                         5,725
                                                               ---------

    Total income                                                  8,675
                                                               ---------

Expenses

Investment advisory fee (Note 2)                                  6,342
Audit                                                             5,000
Bank fees                                                            53
Printing and mailing expenses                                     2,875
Directors' fees and expenses                                        118
Legal                                                                75
Insurance                                                         1,240
Registration fees                                                 1,614
Office expense                                                      240
Computer expense                                                    375
Taxes                                                               415
                                                               ---------

    Total expenses                                               18,347
Less, fees waived and expenses reimbursed
by advisor (Note 2)                                             ( 9,419)
                                                               ---------

    Net expenses                                                  8,928

Net Investment Income (Loss)                                    (   253)
                                                               ---------

Realized and Unrealized Gain (Loss) from Investments

    Net realized gain on investment securities                     -

    Net increase in unrealized appreciation on
        investment securities                                   (71,630)
                                                               ---------

Net realized and unrealized gain (loss)
        from investments                                        (71,630)
                                                               ---------

Net increase (decrease) in net assets resulting
        from operations                                       $ (71,883)
                                                               =========

  The accompanying notes are an integral part of these financial statements.

(page)



                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                       Statement of Changes in Net Assets
                       ----------------------------------
  For the period from January 15, 2002 (commencement of investment operations)
  ----------------------------------------------------------------------------
                              to December 31, 2002
                              --------------------


Increase (decrease) in net assets from operations

  Net investment loss                                              $  (    253)
  Net realized gain from investment transactions                          -
  Unrealized appreciation (depreciation) of investments               ( 71,630)
                                                                    -----------

Net increase (decrease) in net assets resulting
     from operations                                                  ( 71,883)

Distributions to shareholders                                             -

Share transactions (Note 4)                                          1,345,734
                                                                    -----------
     Total increase in net assets                                    1,273,851

Net Assets
     Beginning                                                         100,129
                                                                    -----------

     End of year                                                   $ 1,373,980
                                                                    ==========























  The accompanying notes are an integral part of these financial statements.

(page)


                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                              Financial Highlights
                              --------------------
        For a share of capital stock outstanding throughout the period
        --------------------------------------------------------------


                                                                        2002 *
-------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                 $     10.00
-------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Income                                                      -
Net Realized and Unrealized Gain on Investments                        (   .81)
                                                                     ----------
Total Income (Loss) From Investment Operations                         (   .81)
-------------------------------------------------------------------------------

Less Distributions                                                         -
-------------------------------------------------------------------------------

Net Asset Value, End of Year                                       $      9.19
-------------------------------------------------------------------------------

Total Return                                                           -8.10%
-------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net Assets, End of Year                                            $ 1,373,980
Ratio of Expenses, after reimbursement to Average Net Assets            1.39% a
Ratio of Expenses, before reimbursement to Average Net Assets           2.85% a
Ratio of Net Investment Income to Average Net Assets                   -0.04% a
Portfolio Turnover Rate (%)                                             0.00%
-------------------------------------------------------------------------------

a = annualized

* For the period from January 15, 2002 (commencement of investment operations) to December 31, 2002














  The accompanying notes are an integral part of these financial statements.

(page)

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                         Notes to Financial Statements
                         -----------------------------
                               December 31, 2002
                               -----------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Nature of Operations: NorthQuest Capital Fund, Inc. ("the Fund") was incor-porated on January 3, 2001 in New Jersey and commenced investment operations January 15, 2002. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company act of 1940, and its share are registered under the Securities Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   Security Valuations: The Fund values investment securities, where market quotations are available, at market value based on the last recorded sales price as reported by the principle securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price.

   Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   Distribution to Shareholders: The Fund intends to distribute to its share-holders substantially all of its net realized capital gains and net invest-ment income, if any, at year-end.

   Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determin-ing gains and losses for financial statements and income tax purposes. Div-idend income is recorded on the ex-dividend date and interest income is re-corded on an accrual basis.

   Estimates: The preparation of financial statements in conformity with ac-cepted accounting principles requires management to make estimates and as-sumptions that affect the reported amount of assets and liabilities and dis-closure of contingent assets and liabilities at the date of financial state-ments and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   Reclassification: In accordance with SOP 93-2, the Fund has recorded a re-classification in the capital accounts. As of December 31, 2002, the Fund recorded permanent book/tax differences of $253 from net investment loss to Paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.






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(page)

                         NORTHQUEST CAPITAL FUND, INC.
                         -----------------------------
                   Notes to Financial Statements (continued)
                   -----------------------------------------
                               December 31, 2002
                               -----------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS

   The Fund has an investment advisory agreement with Emerald Research Corpora-tion ("the Advisor"), whereby the Advisor receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily clos-ing net asset value of the Fund and are payable monthly. The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating ex-penses exceed 2%.

   The Management fee for 2002, as computed pursuant to the advisory agreement totaled $6,342. The Advisor has agreed to accept $6,069 as its advisory fee for 2002 and to waive any and all rights to the difference between actual management fees paid and fees per the agreement. The management fee waived for 2002 was $273. The Advisor additionally paid $9,419 of the Fund's total expenses, which totaled $18,347.

   Mr. Peter J. Lencki is President of the Advisor and is also President of the Fund. Walter A. Lencki is a director on the Fund's board and an investor in the Advisor.

3. INVESTMENTS

   For the year ended December 31, 2002, purchases and sales of investment se-curities other than short-term investments aggregated $848,620 and $0 re-spectively. At December 31, 2002, the gross unrealized appreciation for all securities totaled $22,285 and the gross unrealized depreciation for all se-curities totaled $93,916 or a net unrealized depreciation of $71,630. The aggregate cost of securities for federal income tax purposes at December 31, 2002 was $848,620.

4. CAPITAL SHARE TRANSACTIONS

   As of December 31, 2002, there were 500,000,000 shares of .001 par value cap-ital stock authorized.
                                      December 31, 2002
                                      -----------------
                                     Shares       Amount
                                     ---------------------

   Shares sold                       139,913   $ 1,349,201
   Shares issued in
    reinvestment of dividends           -            -
   Shares redeemed                   (   370)     (  3,467)
                                     --------   -----------
    Net Increase                     139,543   $ 1,345,734
                                     ========   ===========





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(page)


                          INDEPENDENT AUDITOR'S REPORT

To the Shareholders and
Board of Directors of the
NorthQuest Capital Fund, Inc.

      We have audited the accompanying statement of assets and liabilities of the NorthQuest Capital Fund, Inc. ("the Fund") including the schedule of invest-ments, as of December 31, 2002 and the related statements of operations, changes in net assets and the financial highlights for the period from January 15, 2002 (commencement of investment operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's manage-ment. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, verified by examination and by cor-respondence with brokers. An audit also includes assessing the accounting prin-ciples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit pro-vides a resonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the NorthQuest Capital Fund, Inc. as of December 31, 2002, the results of its opera-tions, the changes in its net assets and the financial highlights, for the per-iod from January 15, 2002 (commencement of investment operations) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.




Abington, Pennsylvania                            /S/ Sanville & Company
January 14, 2003                                  Certified Public Accountants


















                                     - 14 -




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This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospec-tive. Nothing herein contained is to be considered an offer of sale or solici-tation of an offer to buy shares of NorthQuest Capital Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and material information.










                                    - iii -